UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., Fourth Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 27, 2023, Assembly Biosciences, Inc. (the "Company") received a letter from the Listing Qualifications Department of the Nasdaq Stock Market ("Nasdaq") notifying the Company that, as the bid price for the Company's common stock, par value $0.001 per share (the "Common Stock"), had closed below $1.00 per share for the last 30 consecutive business days, the Company was not in compliance with Nasdaq Listing Rule 5450(a)(1), which is the minimum bid price requirement for continued listing on the Nasdaq Global Select Market.

Nasdaq's notice has no immediate effect on the listing of the Common Stock, and the Common Stock will continue to trade on the Nasdaq Global Select Market under the symbol “ASMB.”

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided a 180-calendar day period, or until March 25, 2024, to regain compliance with the minimum bid price requirement. The continued listing standard will be met if the closing bid price of the Common Stock is at least $1.00 per share for a minimum of ten consecutive business days during the 180-calendar day period. If the Company is not in compliance by March 25, 2024, the Company may be eligible for a second 180-calendar day period to regain compliance if it meets the continued listing requirement for market value of publicly held shares and all other initial listing standards of the Nasdaq Capital Market, with the exception of the bid price requirement, and provides Nasdaq with written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split if necessary.

The Company intends to monitor the closing bid price of the Common Stock and is currently evaluating its options for regaining compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: September 29, 2023	By:	/s/ John O. Gunderson
John O. Gunderson
VP, General Counsel and Corporate Secretary